UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 7, 2012

FXCM Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34986	27-3268672

(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

55 Water Street, Floor 50, New York, NY, 10041

(Address of Principal Executive Offices) (Zip Code)

(646) 432-2986

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On August 7, 2012, FXCM UK Merger Limited, FXCM Holdings, LLC and FXCM Inc. (collectively, “FXCM”) entered into the First Amendment to Deed of Shareholders Agreement (the “Amendment”) with Dierk Reuter and Matthew Wilhelm. The Amendment seeks to, among other things, clarify the control FXCM maintains over Lucid Markets Trading Limited (“LMT”) with respect to the organization, management and operation of LMT.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Exhibit Description
10.1	First Amendment to Deed of Shareholders Agreement dated August 7, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FXCM INC.
By:	/s/Robert Lande
	Name:	Robert Lande
	Title:	Chief Financial Officer

Date: August 13, 2012

Exhibit Index

Exhibit No.	Description
10.1	First Amendment to Deed of Shareholders Agreement dated August 7, 2012.